UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2021

GENMARK DIAGNOSTICS, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-34753	27-2053069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5964 La Place Court
Carlsbad, California	92008
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (760) 448-4300

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GNMK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act.	☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2021, the Compensation Committee (the “Committee”) of the Board of Directors of GenMark Diagnostics, Inc. (the “Company”) adopted the 2021 Bonus Plan, which provides for the payment to eligible employees, including the Company’s named executive officers (“NEOs”), of cash incentive compensation for the 2021 calendar year performance period. The Compensation Committee established a target bonus under the 2021 Bonus Plan for the Company’s CEO equal to 100% of his annual base salary, and established a target bonus for each of the Company’s other NEOs equal to 50% of their respective 2021 base salaries. Bonuses payable under the 2021 Bonus Plan are based on certain financial and operational goals as approved by the Compensation Committee. Based on actual performance, a participant in the 2021 Bonus Plan may receive between 0% and 150% of his or her target bonus amount under the 2021 Bonus Plan. The foregoing description of the 2021 Bonus Plan is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2021 Bonus Plan, a copy of which is filed hereto as Exhibit 10.1.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	The GenMark Diagnostics, Inc. 2021 Bonus Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Indicates a management contract or compensatory plan or arrangement in which any director or named executive officer participates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENMARK DIAGNOSTICS, INC.

Date:	February 24, 2021	/s/ Eric Stier
Eric Stier
Senior Vice President, General Counsel and Secretary

EXHIBITS

Exhibit Number	Description
10.1*	The GenMark Diagnostics, Inc. 2021 Bonus Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Indicates a management contract or compensatory plan or arrangement in which any director or named executive officer participates.